Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2012, as filed with the Securities and Exchange Commission (the “10-Q Report”), that:

(1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of August 2, 2012.

/S/ OLIVER G. BREWER, III
Oliver G. Brewer, III President and Chief Executive Officer

/S/ BRADLEY J. HOLIDAY
Bradley J. Holiday Senior Executive Vice President and Chief Financial Officer